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                                                                     EXHIBIT 4.1

COMMON STOCK                    [LOGO]                              COMMON STOCK
   NUMBER                                                              SHARES

                                THIRD WAVE
                               TECHNOLOGIES
INCORPORATED UNDER                                       SEE REVERSE FOR CERTAIN
    THE LAWS                                                 DEFINITIONS AND
  OF DELAWARE                                                  RESTRICTIONS

  COMMON PAR             THIRD WAVE TECHNOLOGIES, INC.         CUSIP 88428W 10 8


THIS CERTIFIES THAT





IS THE OWNER OF
   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                         THIRD WAVE TECHNOLOGIES, INC.

   transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
                                [CORPORATE SEAL]
                                  AUG. 16, 2000
                                     DELAWARE


/s/ [SIGNATURE ILLEGIBLE]                              /s/ [SIGNATURE ILLEGIBLE]
-----------------------------                          -------------------------
       VICE PRESIDENT,                                      CHIEF EXECUTIVE
GENERAL COUNSEL AND SECRETARY                            OFFICER AND PRESIDENT

Countersigned and Registered:
    EquiServe Trust Company, N.A.


              Transfer Agent
               and Registrar

By  /s/ [SIGNATURE ILLEGIBLE]
    -------------------------
       Authorized Signature
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                         THIRD WAVE TECHNOLOGIES, INC.

     The Corporation will furnish without charge to each Stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
           JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -                Custodian
                    ---------------         ---------------
                         (Cust)                 (Minor)
                    under Uniform Gifts to Minors

                    Act
                       -------------------
                             (State)

    Additional abbreviations may also be used though not in the above list.

     For Value received, _______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

        ---------------------


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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

-------------------------------------------------------------------- Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,                                   X
      -------------------------------     --------------------------------------
                                         X
                                          --------------------------------------
                                          NOTICE: THE SIGNATURE(S) TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME(S) AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE, IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT, OR
                                          ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
                     --------------------------------------
                     THE SIGNATURE(S) MUST BE GUARANTEED BY
                     AN ELIGIBLE GUARANTOR INSTITUTION
                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                     ASSOCIATIONS AND CREDIT UNIONS WITH
                     MEMBERSHIP IN AN APPROVED SIGNATURE
                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                     TO S.E.C. RULE 17AO-15.